Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
NOTE 15. FINANCIAL INSTRUMENTS
Designation and Valuation of Financial Instruments
Financial instruments at March 31, 2022 were designated in the same manner as they were at December 31, 2021. Accordingly, with the exception of the Notes and certain long-term receivables, the estimated fair values of financial instruments approximated their carrying values. The carrying value and estimated fair value of the Notes as at March 31, 2022 was $263.7 million and $252.1 million, respectively (December 31, 2021 – $266.9 million and $280.3 million, respectively). The fair value of these Notes at March 31, 2022 was determined on a discounted cash flow basis with a weighted average discount rate of 5.1 percent (December 31, 2021 – 3.5 percent).
The Company holds preferred shares that were initially recorded at fair value and subsequently measured at amortized cost and recognized as long-term receivables in Other assets. The carrying value and estimated fair value of the preferred shares at March 31, 2022 was $24.7 million and $26.5 million, respectively (December 31, 2021 – $24.2 million and $27.5 million, respectively).
Derivative Financial Instruments and Hedge Accounting
Foreign exchange contracts are transacted with financial institutions to hedge foreign currency denominated obligations and cash receipts related to purchases of inventory and sales of products.
The following table summarizes the Company’s commitments to buy and sell foreign currencies as at March 31, 2022:

		Notional amount	Maturity
Canadian Dollar Denominated Contracts
Purchase contracts	USD	16,258	April 2022 – February 2023
Sales contracts	USD	(8,622)	April 2022 – September 2022
Purchase contracts	EUR	1,279	May 2022 – October 2022
Sales contracts	EUR	(641)	June 2022
At March 31, 2022, the fair value of derivative financial instruments classified as financial assets was $0.3 million, and as financial liabilities was $0.4 million (December 31, 2021 – $0.3 million and $0.2 million, respectively).
Foreign Currency Translation Exposure
The Company is subject to foreign currency translation exposure, primarily due to fluctuations of the Canadian dollar against the U.S. dollar, Australian dollar, and the Brazilian real. Enerflex uses foreign currency borrowings to hedge against the exposure that arises from foreign subsidiaries that are translated to the Canadian dollar through a net investment hedge. As a result, exchange gains and losses on the translation of $43.0 million U.S. dollars in designated foreign currency borrowings are included in accumulated other comprehensive income for March 31, 2022. The following table shows the sensitivity to a 5.0 percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real.

Canadian dollar weakens by 5 percent	USD	AUD	BRL
Earnings from foreign operations
Earnings before income taxes	$706	$(82)	$67

Financial instruments held in foreign operations
Other comprehensive income	$14,122	$582	$349

Financial instruments held in Canadian operations
Earnings before income taxes	$(9,293)	$—	$—

The movement in net earnings before tax in Canadian operations is a result of a change in the fair values of financial instruments. The majority of these financial instruments are hedged.

Interest Rate Risk
The Company’s liabilities include long-term debt that is subject to fluctuations in interest rates. The Company’s Notes outstanding at March 31, 2022 include interest rates that are fixed and therefore the related interest expense will not be impacted by fluctuations in interest rates. The Company’s Bank and Asset-Based Facilities, however, are subject to changes in market interest rates.
For each one percent change in the rate of interest on the Bank and Asset-Based Facilities, the change in annual interest expense would be $0.8 million. All interest charges are recorded on the annual consolidated statements of earnings as finance costs.
Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting obligations associated with financial liabilities. In managing liquidity risk, the Company has access to a significant portion of its Bank and Asset-Based Facilities for future drawings to meet the Company’s future growth targets. As at March 31, 2022, the Company held cash and cash equivalents of $133.2 million and had drawn $78.6 million against the Bank and Asset-Based Facilities, leaving it with access to $671.9 million for future drawings. The Company continues to meet the covenant requirements of its funded debt, including the Bank and Asset-Based Facilities, and Notes, with a bank-adjusted net debt to EBITDA ratio of 1.43:1 compared to a maximum ratio of 3:1, and an interest coverage ratio of 9:1 compared to a minimum ratio of 3:1. The interest coverage ratio is calculated by dividing the trailing
12-month
bank-adjusted EBITDA, as defined by the Company’s lenders, by interest expense over the same time frame.
A liquidity analysis of the Company’s financial instruments has been completed on a maturity basis. The following table outlines the cash flows, including interest associated with the maturity of the Company’s financial liabilities, as at March 31, 2022:

	Less than 3 months	3 months to 1 year	Greater than 1 year	Total
Derivative financial instruments
Foreign currency forward contracts	$264	$145	$—	$409
Accounts payable and accrued liabilities	256,296	—	—	256,296
Long-term debt – Bank Facility	—	—	46,246	46,246
Long-term debt – Asset-Based Facility	—	—	32,363	32,363
Long-term debt – Notes	—	—	263,680	263,680
Other long-term liabilities	—	—	18,002	18,002
The Company expects that cash flows from operations in 2022, together with cash and cash equivalents on hand and credit facilities, will be more than sufficient to fund its requirements for investments in working capital and capital assets.

NOTE 28. FINANCIAL INSTRUMENTS
The Company has designated its financial instruments
as
follows:

December 31, 2021	Carrying value	Estimated fair value
Financial Assets
Cash and cash equivalents	$172,758	$172,758
Derivative instruments in designated hedge accounting relationships	294	294
Loans and receivables:
Accounts receivable	212,206	212,206
Contract assets	82,760	82,760
Long-term receivables	24,172	27,471

Financial Liabilities
Derivative instruments in designated hedge accounting relationships	180	180
Other financial liabilities:
Accounts payable and accrued liabilities	240,747	240,747
Long-term debt – Bank Facility	30,522	30,522
Long-term debt – Asset-Based Facility	37,411	37,411
Long-term debt – Notes	266,865	280,295
Other long-term liabilities	15,785	15,785

December 31, 2020	Ca rrying valu e	Estimated fair value
Financial Assets
Cash and cash equivalents	$95,676	$95,676
Derivative instruments in designated hedge accounting relationships	491	491
Loans and receivables:
Accounts receivable	213,375	213,375
Contract assets	66,722	66,722
Long-term receivables	31,910	35,696

Financial Liabilities
Derivative instruments in designated hedge accounting relationships	371	371
Other financial liabilities:
Accounts payable and accrued liabilities	182,152	182,152
Current portion of long-term debt - Notes	40,000	40,610
Long-term debt – Bank Facility	84,369	84,369
Long-term debt – Notes	267,810	284,605
Other long-term liabilities	10,967	10,967
Fair
Values of Financial Assets and Liabilities
The following table presents information about the Company’s financial assets and financial liabilities measured at fair value on a recurring basis as at December 31, 2021 and indicates the fair value hierarchy of the valuation techniques used to determine such fair value. During the year ended December 31, 2021, there were no transfers between Level 1 and Level 2 fair value measurements.
Fair values are determined using inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Fair values determined using inputs including forward market rates and credit spreads that are readily observable and reliable, or for which unobservable inputs are determined not to be significant to the fair value, are categorized as Level 2. If there is no active market, fair value is established using valuation techniques, including discounted cash flow models. The inputs to these models are taken from observable market data where possible, including recent arm’s-length
market transactions, and comparisons to the current fair value of similar instruments. Where this is not feasible, inputs such as liquidity risk, credit risk, and volatility are used.

	Carrying value	Fair Value
		Level 1	Level 2	Level 3
Financial Assets
Derivative financial instruments	$294	$—	$294	$—
Long-term receivables	$24,172	$—	$27,471	$—

Financial Liabilities
Derivative financial instruments	$180	$—	$180	$—
Long-term debt – Notes	$266,865	$—	$280,295	$—
Cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, and other liabilities are reported at amounts approximating their fair values on the consolidated statement of financial position. The fair values approximate the carrying values for these instruments due to their short-term nature.
The fair value of derivative financial instruments is measured using the discounted value of the difference between the contract’s value at maturity based on the contracted foreign exchange rate and the contract’s value at maturity based on prevailing exchange rates. The financial institution’s credit risk is also taken into consideration in determining fair value.
Long-term debt associated with the Company’s Notes is recorded at amortized cost using the effective interest rate method. The amortized cost of the Notes is equal to the face value as there were no premiums or discounts on the issuance of the debt. Transaction costs associated with the debt were deducted from the debt and are being recognized using the effective interest rate method over the life of the related debt. The fair value of these Notes, determined on a discounted cash flow basis using a weighted average discount rate of 3.5 percent, was $280.3 million at December 31, 2021.
Preferred Shares
During the third quarter of 2020, the Company accepted preferred shares from a customer in exchange for products and services. The preferred shares were initially recorded at fair value and subsequently measured at amortized cost and recognized as long-term receivables in Other assets. The carrying value and estimated fair value of the preferred shares at December 31, 2021 was $24.2 million and $27.5 million (December 31, 2020 – $22.0 million and $25.7 million).
Derivative Financial Instruments and Hedge Accounting
Foreign exchange contracts are transacted with financial institutions to hedge foreign currency denominated obligations and cash receipts related to purchases of inventory and sales of products.
The following table summarizes the Company’s commitments to buy and sell forei
g
n currencies as at December 31, 2021:

		Notional amount	Maturity
Canadian Dollar Denominated Contracts
Purchase contracts	USD	16,119	January 2022 – June 2022
Sales contracts	USD	(10,849)	January 2022 – September 2022
Purchase contracts	EUR	1,091	June 2022
Sales contracts	EUR	(641)	June 2022
Management estimates that a gain of $0.1 million
would be realized if the contracts were terminated on December 31, 2021. Certain of these forward contracts are designated as cash flow hedges and accordingly, a gain of $0.2 million has been included in other comprehensive income for the year ended December 31, 2021 (December 31, 2020 – gain of $0.5 million; December 31, 2019 – loss of $0.8 million). These gains are not expected to affect net earnings as the gains will be reclassified to net earnings and will offset losses recorded on the underlying hedged items, namely foreign currency denominated accounts payable and accounts receivable. The amount removed from other comprehensive income during the year and included in the carrying amount of the hedged items for the year ended December 31, 2021 was a loss of $0.2 million (December 31, 2020 – gain of $0.5 million; December 31, 2019 – gain of $0.9 million).
All hedging relationships are formally documented, including the risk management objective and strategy. On an on-going
basis, an assessment is made as to whether the designated derivative financial instruments continue to be effective in offsetting changes in cash flows of the hedged transactions.
Risks Arising from Financial Instruments and Risk Management
In the normal course of business, the Company is exposed to financial risks that may potentially impact its operating results in any or all of its business segments. The Company employs risk management strategies with a view to mitigating these risks on a cost-effective basis. Derivative financial agreements are used to manage exposure to fluctuations in exchange rates and interest rates. The Company does not enter into derivative financial agreements for speculative purposes.
Foreign Currency Translation Exposure
In the normal course of operations, the Company is exposed to movements in the U.S. dollar, the Australian dollar, and the Brazilian real. In addition, Enerflex has significant international exposure through export from its Canadian operations, as well as a number of foreign subsidiaries, the most significant of which are located in the United States, Argentina, Brazil, Colombia, Mexico, Bahrain, Oman, the UAE, and Australia.
The types of foreign exchange risk and the Company’s related risk management strategies are as follows:
Transaction Exposure
The Canadian operations of the Company source the majority of its products and major components from the United States. Consequently, reported costs of inventory and the transaction prices charged to customers for equipment and parts are affected by the relative strength of the Canadian dollar. The Company also sells compression and processing packages in foreign currencies, primarily the U.S. dollar. Most of Enerflex’s international orders are manufactured in the United States if the contract is denominated in U.S. dollars. This minimizes the Company’s foreign currency exposure on these contracts.
The Company identifies and hedges all significant transactional currency risks. The Company has implemented a hedging policy, applicable primarily to the Canadian domiciled business units, with the objective of securing the margins earned on awarded contracts denominated in currencies other than Canadian dollars. In addition, the Company may hedge input costs that are paid in a currency other than the home currency of the subsidiary executing the contract.
Translation Exposure
The Company’s earnings from and net investment in foreign subsidiaries are exposed to fluctuations in exchange rates. The currencies with the most significant impact are the U.S. dollar, Australian dollar, and Brazilian real.
Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars using the exchange rates in effect at the reporting dates.
Non-monetary
assets and liabilities measured at historical cost are translated using the rates of exchange at the date of the transaction. Unrealized translation gains and losses are deferred and included in accumulated other comprehensive income. The cumulative currency translation adjustments are recognized in earnings when there has been a reduction in the net investment in the foreign operations.
Earnings from foreign operations are translated into Canadian dollars each period at average exchange rates for the period. As a result, fluctuations in the value of the Canadian dollar relative to these other currencies will impact reported net earnings. The following table shows the effect of a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real on net earnings before tax for the year ended December 31, 2021, all else being equal. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis is provided as an indicative range in a volatile currency en
v
ironment.

Canadian dollar weakens by 5 percent	USD	AUD	BRL
Earnings before income taxes	$1,776	$(90)	$167
Sensitivity Analysis
The following sensitivity analysis is intended to illustrate the sensitivity to changes in foreign exchange rates
on the Company’s financial instruments and show the impact on net earnings and other comprehensive income. Financial instruments affected by currency risk include cash and cash equivalents, accounts receivable, accounts payable, and derivative financial instruments. The following table shows the Company’s sensitivity to a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis relates to the position as at December 31, 2021 and for the year then ended.

Canadian dollar weakens by 5 percent	USD	AUD	BRL
Financial instruments held in foreign operations
Other comprehensive income	$14,019	$908	$221

Financial instruments held in Canadian operations
Earnings before income taxes	$(9,633)	$—	$—
The movement in net earnings before tax in Canadian operations is a result of a change in the fair values of financial instruments. The majority of these financial instruments are hedged.
Interest Rate Risk
The Company’s liabilities include long-term debt that is subject to fluctuations in interest rates. The Company’s Notes outstanding at December 31, 2021 include interest rates that are fixed and therefore the related interest expense will not be impacted by fluctuations in interest rates. The Company’s Bank and Asset-Based Facilities, however, is subject to changes in market interest rates.
For each one percent change in the rate of interest on the Bank and Asset-Based Facilities, the change in annual interest expense would be $0.7 million. All interest charges are recorded on the consolidated statements of earnings as finance costs.
Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, accounts receivable, net investment in finance lease, and derivative financial instruments.
The Company has accounts receivable from clients engaged in various industries. These specific industries may be affected by economic factors that may impact accounts receivable. Credit quality of the customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Credit is extended based on an evaluation of the customer’s financial condition and, generally, advance payment is not required. Outstanding customer receivables are regularly monitored and an allowance for doubtful accounts is established based expected credit losses.
The Company evaluates the concentration of risk at December 31, 2021 with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets. At December 31, 2021, the Company had no individual customers which accounted to more than 10 percent of its revenue or receivables (December 31, 2020 – the Company had no individual customers which accounted to more than 10 percent of its revenue or receivables). The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in this note. The Company does not hold collateral as security
.
The credit risk associated with the net investment in finance leases arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into finance lease transactions only in select circumstances. Close contact is maintained with the customer over the duration of the lease to ensure visibility to issues as and if they arise.
The credit risk associated with derivative financial instruments arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into derivative transactions only with highly-rated financial institutions.
Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting obligations associated with
financial liabilities. In managing liquidity risk, the Company has access to a significant portion of its Bank and Asset-Based Facilities for future drawings to meet the Company’s future growth targets and to pay its obligations as they come due. As at December 31, 2021, the Company held cash and cash equivalents of $172.8 million and had drawn $67.9 million against the Bank and Asset-Based Facilities, leaving it with access to $681.5 million for future drawings. The Company continues to meet the covenant requirements of its funded debt, including the Bank Facility and Notes, with a bank-adjusted net debt to EBITDA ratio of 1.0:1 compared to a maximum ratio of 3:1, and an interest coverage ratio of 8:1 compared to a minimum ratio of 3:1. The interest coverage ratio is calculated by dividing the trailing
12-month
bank-adjusted EBITDA, as defined by the Company’s lenders, by interest expense over the same time frame.
A liquidity analysis of the Company’s financial instruments has been completed on a maturity basis. The following table outlines the cash flows, including interest associated with the maturity of the Company’s financial liabilities, as at December 31, 2021:

	Less than 3 months	3 months to 1 year	Greater than 1 year	Total
Derivative financial instruments
Foreign currency forward contracts	$124	$56	$—	$180
Accounts payable and accrued liabilities	240,747	—	—	240,747
Long-term debt – Bank Facility	—	—	30,522	30,522
Long-term debt – Asset-Based Facility	—	—	37,411	37,411
Long-term debt – Notes	—	—	266,865	266,865
Other long-term liabilities	—	—	15,785	15,785
The Company expects that cash flows from operations in 2022, together with cash
and
cash equivalents on hand and credit facilities, will be more than sufficient to fund its requirements for investments in working capital and capital assets.